UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): June 5, 2003



                        PEAK ENTERTAINMENT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



      Nevada                        33-18143-D              87-0449399
     (State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)              File Number)         Identification No.)



          Bagshaw Hall, Bagshaw Hill, Bakewell, Derbyshire,    UK DE45 1DL
               (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: 44 1629 814555

ITEM 4.  Change in Registrant's Certifying Accountant

         On June 5, 2003, Peak Entertainment Holdings, Inc., a Nevada corporation (the "Company"), notified Chisholm & Associates ("Chisholm"), its independent public accountants, that the Company was terminating its services, effective as of that date. The Company's Board of Directors approved such decision.

           Chisholm's opinion in its report on the Company's financial statements for the year ended June 30, 2002 (prior to the Company's merger with Peak Entertainment Holdings Ltd.), expressed substantial doubt with respect to the Company's ability, at that time, to continue as a going concern. During the year ended June 30, 2002 and for the six months ended June 30, 2001and 2000, and the years ended December 31, 2000 and 1999, Chisholm did not issue any other report on the financial statements of the Company which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except as to going concern issues. Furthermore, during such period there were no disagreements with Chisholm within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

         On June 5, 2003, the Company engaged Goodband Viner Taylor, as its independent public accountants. The Company did not previously consult with Goodband Viner Taylor regarding any matter, including but not limited to:

     o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or
     o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).



ITEM 7.  Financial Statements and Exhibits

         1.     Letter from Chisholm & Associates, dated June 5, 2003.


ITEM 8.  Change in Fiscal Year

             On June 5, 2003, the Company changed its fiscal year end from June 30 to December 31. The Company's next Form
      10-QSB will cover the transition period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PEAK ENTERTAINMENT HOLDINGS, INC.



Date:  June 5, 2003                   /s/WILFRED SHORROCKS
                                      Wilfred Shorrocks,
                                      Chief Executive Officer

                              CHISHOLM & ASSOCIATES
   A Professional         Certified Public Accountants     Office (801) 292-8756
    Corporation                   P.O. Box 540216          Fax    (801) 292-8809
                           North Salt Lake, Utah 84054



June 5, 2003

Peak Entertainment Holdings, Inc.
Bagshaw Hall, Bagshaw Hill
Bakewell, Derbyshire, UK   DE45 1DL


Attention: Mr. Wilfred Shorrocks, CEO

Dear Mr. Shorrocks:

We have read Item 4 included in the Form 8-K dated June 5, 2003, to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

/s/ CHISHOLM & ASSOCIATES